                                                           Exhibit 99.1

                             BOSTON PROPERTIES, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                       FOR THE QUARTER ENDED JUNE 30, 2000

                             BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000

                                      INDEX


                                                                            Page
                                                                            ----

COMPANY BACKGROUND                                                             2
INVESTOR INFORMATION                                                         3-4
FINANCIAL HIGHLIGHTS                                                           5
CONSOLIDATED BALANCE SHEETS                                                    6
CONSOLIDATED INCOME STATEMENTS                                                 7
FUNDS FROM OPERATIONS                                                          8
FINANCIAL RATIOS                                                               9
CAPITAL STRUCTURE                                                             10
DEBT ANALYSIS                                                              11-13
JOINT VENTURES                                                                14
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                                             15
PROPERTY LISTING                                                           16-19
TOP 20 TENANTS                                                                20
PORTFOLIO OVERVIEW-FFO                                                        21
OCCUPANCY ANALYSIS                                                            22
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT                                   23
R&D PROPERTIES-LEASE EXPIRATION ROLL OUT                                      24
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                               25
GRAND TOTAL - OFFICE, R&D AND INDUSTRIAL PROPERTIES                           26
BOSTON AREA LEASE EXPIRATION ROLL OUT                                         27
WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                                  28
SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                                  29
NEW YORK AREA LEASE EXPIRATION ROLL OUT                                       30
NEW JERSEY AREA LEASE EXPIRATION ROLL OUT                                     31
OTHER AREA LEASE EXPIRATION ROLL OUT                                          32
HOTEL PERFORMANCE                                                             33
SAME PROPERTY PERFORMANCE                                                     34
"IN-SERVICE" PROPERTY PERFORMANCE                                             35
CAPITAL EXPENDITURES                                                          36
VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                           37
VALUE CREATION PIPELINE - DEVELOPMENT                                         38
VALUE CREATION PIPELINE - LAND PARCELS                                        39

                             BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 47 properties adding approximately 16.0 million square feet to its portfolio, representing an investment of approximately $3.9 billion, and the Company has delivered 17 development properties adding approximately 2.5 million square feet to its portfolio, representing an investment of approximately $366 million. In addition, the Company is developing thirteen Class A Office Buildings for a total anticipated investment of approximately $1.1 billion. The Company owns or controls land where it can develop an additional 10.3 million square feet.

                             BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000

                              INVESTOR INFORMATION
                               800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)


  Mortimer B. Zuckerman                   Chairman of the Board
  Edward H.Linde                          President, Chief Executive Officer and Director
  Robert E. Burke                         Executive Vice President, Operations
  Douglas T. Linde                        Senior Vice President, Financial and Capital Markets
  David G. Gaw                            Senior Vice President, Chief Financial Officer
  Elaine M. Quinlan                       Director of Investor Relations


                                     TIMING

Quarterly results for 2000 will be announced according to the following anticipated schedule:



            Third Quarter 2000                                        Week of October 23-27
            Year End 2000                                             Week of January 22-26

                             BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000


                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):


===============================================================================================================================

                                                                                         2ND QUARTER 2000      2ND QUARTER 1999
                                                                                         ----------------      ----------------
High Price                                                                                  $  38.9688            $   37.1250
Low Price                                                                                   $  31.7500            $   31.2500
Closing Price                                                                               $  38.6250            $   35.8750
Dividends per share - annualized                                                            $     2.12            $      1.70
Closing dividend yield - annualized                                                              5.49%                  4.74%
Closing shares, common units and preferred units (if converted) outstanding (thousands)         105,493               104,711
Closing market value of shares and units outstanding (thousands)                            $ 4,074,667           $ 3,756,507

===============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)


=================================================================================================================

                                                                              THREE MONTHS ENDED
                                                        ---------------------------------------------------------
                                                            JUNE 30, 2000          JUNE 30, 1999        % CHANGE
                                                            -------------          -------------        --------

     INCOME ITEMS:

     Revenues                                              $      217,259          $     191,640          13.37%
     Net Income available to common shareholders           $       34,880          $      27,223          28.13%
     Funds from Operations                                 $       80,640          $      66,366          21.51%
     Company's share (73.60% and 73.34%)                   $       59,347          $      48,673          21.93%
     Funds from Operations per share - basic               $         0.87          $        0.74          17.95%
     Funds from Operations per share - diluted             $         0.83          $        0.72          15.82%
     Dividends per share                                   $         0.53          $       0.425          24.71%

     RATIOS:

     Interest Coverage Ratio                                         2.60                   2.54           2.44%
     Dividend Payout Ratio                                         63.56%                 58.72%           8.24%

===================================================================================================================

===================================================================================================================

                                                            JUNE 30, 2000        DECEMBER 31, 1999        % CHANGE
                                                            -------------        -----------------        --------
     CAPITALIZATION:

     Total Debt                                            $     3,395,068         $    3,321,584           2.21%

     Total Common Shares Outstanding @ Quarter End                  68,027                 67,910           0.17%
     Total Preferred Shares Outstanding @ Quarter End
       (if converted)                                                2,625                  2,625           0.00%
     Total Common Units Outstanding @ Quarter End                   24,465                 23,810           2.75%
     Total Preferred Units Outstanding @ Quarter End
       (if converted)                                               10,376                 10,376           0.00%
     Price @ Quarter End                                   $       38.6250         $      31.1250          24.10%
     Equity Value @ Quarter End                            $     4,074,667         $    3,259,441          25.01%
     Total Market Capitalization                           $     7,469,735         $    6,581,025          13.50%
     Debt/Total Market Capitalization                               45.45%                 50.47%          -9.95%

===================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)


===============================================================================================================================

                                                                                 JUNE 30, 2000          DECEMBER 31, 1999
                                                                             -----------------------  ----------------------

        ASSETS
     Real estate and equipment                                                      $     5,172,392          $    5,150,341
     Development in progress                                                                415,583                 332,149
     Land held for future development                                                       113,729                 126,934
            Less accumulated depreciation                                                  (525,201)               (470,591)
                                                                             -----------------------  ----------------------
            Total real estate and equipment                                               5,176,503               5,138,833
     Cash and cash equivalents                                                                6,319                  12,035
     Escrows                                                                                 33,025                  40,254
     Investments in securities                                                               28,283                  14,460
     Tenant and other receivables, net                                                       32,340                  28,362
     Accrued rental income, net                                                              84,425                  82,228
     Deferred charges, net                                                                   69,599                  53,733
     Prepaid expenses and other assets                                                       39,074                  28,452
     Investments in joint ventures                                                           69,486                  36,415
                                                                             -----------------------  ----------------------
               TOTAL ASSETS                                                         $     5,539,054          $    5,434,772
                                                                             =======================  ======================

        LIABILITIES AND STOCKHOLDERS' EQUITY
     Liabilities:

        Mortgage notes payable                                                      $     3,157,068          $    2,955,584
        Unsecured line of credit                                                            238,000                 366,000
        Accounts payable and accrued expenses                                                53,922                  66,780
        Dividends payable                                                                    59,812                  50,114
        Accrued interest payable                                                              6,127                   8,486
        Other liabilities                                                                    52,497                  48,282
                                                                             -----------------------  ----------------------
            TOTAL LIABILITIES                                                             3,567,426               3,495,246
                                                                             -----------------------  ----------------------

     Commitments and contingencies                                                              -                       -
                                                                             -----------------------  ----------------------

     Minority interests                                                                     797,451                 781,962
                                                                             -----------------------  ----------------------

     Series A Convertible Redeemable Preferred Stock, liquidation
     preference $50.00 per share, 2,000,000 shares issued and outstanding                   100,000                 100,000
                                                                             -----------------------  ----------------------

     Stockholders' Equity:
        Excess stock, $.01 par value, 150,000,000 shares
            authorized, none issued or outstanding                                              -                       -
        Common stock, $.01 par value, 250,000,000 shares authorized,
             68,026,797 and 67,910,434 issued and outstanding, respectively                     680                     679
        Additional paid-in capital                                                        1,076,593               1,067,778
        Dividends in excess of earnings                                                     (11,670)                (10,893)
        Deferred compensation                                                                  (954)                       -
        Accumulated other comprehensive income                                                9,528                       -
                                                                             -----------------------  ----------------------
            Total stockholders' equity                                                    1,074,177               1,057,564
                                                                             -----------------------  ----------------------

               TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $     5,539,054          $    5,434,772
                                                                             =======================  ======================
===============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)


           ======================================================================================================================
                                                                                                   THREE MONTHS ENDED
                                                                                        -----------------------------------------
                                                                                         30-JUN-00      30-JUN-99      % CHANGE
                                                                                        -------------  ------------   -----------
              Revenue:
                Rental
                      Base Rent (1)                                                        $ 177,953      $158,070        12.58%
                      Recoveries from tenants                                                 22,734        17,252        31.78%
                      Parking and other                                                       12,289        12,087         1.67%
                                                                                        -------------  ------------   -----------
                           Total rental revenue                                                                           13.64%
                                                                                             212,976       187,409
                Development and management services                                            2,876         3,611       -20.35%
                Interest and other                                                             1,407           620       126.94%
                                                                                        -------------  ------------   -----------
                           Total revenue                                                     217,259       191,640        13.37%
                                                                                        -------------  ------------   -----------

              Expenses:
                Rental expenses                                                               64,035        60,306         6.18%
                General and administrative                                                     8,589         7,352        16.83%
                Interest (2)                                                                  56,243        49,219        14.27%
                Depreciation and amortization                                                 32,395        29,443        10.03%
                                                                                        -------------  ------------   -----------
                      Total expenses                                                         161,262       146,320        10.21%
                                                                                        -------------  ------------   -----------
              Income before minority interests and before income from
                 unconsolidated joint ventures                                                55,997        45,320        23.56%
              Minority interest in property partnerships                                        (240)         (139)       72.66%
              Income from unconsolidated joint ventures                                                                  189.08%
                                                                                        -------------  ------------   -----------
              Income before preferred distribution and minority interest in Operating        56,419        45,410         24.24%
              Partnership
              Preferred distribution                                                         (6,607)       (6,611)        -0.06%
              Minority interest in Operating Partnership (3)                                (13,586)       (9,894)        37.32%
                                                                                        -------------  ------------   -----------
              Income before gain on sale of real estate                                       36,226        28,905        25.33%
              Gain on sale of real estate, net                                                   297             -            -
                                                                                        -------------  ------------   -----------
              Net income before preferred dividend                                            36,523        28,905        26.36%
              Preferred dividend                                                              (1,643)       (1,682)       -2.32%
                                                                                        -------------  ------------   -----------
              Net income available to common shareholders                                  $  34,880      $ 27,223        28.13%
                                                                                        =============  ============   ===========


              INCOME PER SHARE OF COMMON STOCK

                Net income available to common shareholders per share - basic               $   0.51       $  0.42        21.43%
                                                                                        =============  ============   ===========
                Net income available to common shareholders per share - diluted             $   0.50       $  0.41        21.95%
                                                                                        =============  ============   ===========
           =======================================================================================================================


          (1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues by $3,807 and $3,424 for the three months ended June 30, 2000 and 1999, respectively.

          (2) Excludes capitalized interest of $8,575 and $3,736 for the three months ended June 30, 2000 and 1999, respectively.

          (3) Equals minority interest percent (26.40% and 26.66%, respectively) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


==============================================================================================================================
                                                                                                       Three Months Ended
                                                                                              --------------------------------
                                                                                              30-JUN-00   30-JUN-99  % CHANGE
                                                                                              ----------  ---------  ---------
Income from operations before minority interests and before income from
  unconsolidated joint ventures                                                                 $55,997     $45,320     23.56%
    Add:
       Real estate depreciation and amortization (1)                                             32,497      29,238     11.15%
       Income from unconsolidated joint ventures                                                    662         229    189.08%
    Less:
       Minority property partnership's share of funds from operations                               266         128    107.81%
       Preferred dividends and distributions                                                      8,250       8,293     -0.52%
                                                                                                -------     -------     ------
Funds from Operations                                                                           $80,640     $66,366     21.51%
                                                                                                =======     =======     ======
Funds from Operations available to common shareholders (2)                                      $59,347     $48,673     21.93%
                                                                                                =======     =======     ======
Funds from Operations per share - basic                                                         $  0.87     $  0.74     17.95%
                                                                                                =======     =======     ======
Weighted average shares outstanding - basic                                                      67,991      65,534      3.75%
                                                                                                =======     =======     ======
Funds from Operations per share - diluted                                                       $  0.83     $  0.72     15.28%
                                                                                                =======     =======     ======
Weighted average shares outstanding - diluted                                                    82,583      79,329      4.10%
                                                                                                =======     =======     ======
   ===========================================================================================================================

           RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


==============================================================================================================================

                                                       For the Three Months Ended              For the Three Months Ended
                                                           June 30, 2000                            June 30, 1999
                                                   -----------------------------------   -------------------------------------
                                                     Income        Shares    Per Share    Income        Shares       Per Share
                                                   (Numerator)  (Denominator)   Amount   (Numerator)  (Denominator)   Amount
                                                   -----------   -----------  ---------  -----------   -----------   ---------
Basic Funds from Operations                          $80,640        92,385     $ 0.87     $66,366        89,352       $ 0.74
Effect of Dilutive Securities
   Convertible Preferred Units                         6,607        10,376      (0.02)      6,611        10,364        (0.01)
   Convertible Preferred Stock                         1,643         2,625      (0.01)      1,682         2,625        --
   Stock Options and other                               316         1,590      (0.01)       --             806        (0.01)
                                                     -------       -------     ------     -------       -------       ------
Dilutive Funds from Operations (3)                   $89,206       106,976     $ 0.83     $74,659       103,147       $ 0.72
                                                     =======       =======     ======     =======       =======       ======
Company's share of Diluted Funds from Operations     $68,864        82,583     $ 0.83     $57,419        79,329       $ 0.72
                                                     =======       =======     ======     =======       =======       ======

==============================================================================================================================

     (1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $549 and $112, less corporate related depreciation of $447 and $317, for the three months ended June 30, 2000 and 1999, respectively.

     (2) Based on weighted average shares for the quarter. Company's share for the quarter ended June 30, 2000 and 1999, respectively was 73.59% and 73.34%.

     (3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended June 30, 2000 and 1999 was 77.20% and 76.91%, respectively.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                FINANCIAL RATIOS


==========================================================================================================

                                                                                        THREE MONTHS ENDED
                                                                                           JUNE 30, 2000
                                                                                        ------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1)(2)
   Debt Service Coverage Ratio                                                                2.30
    (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
   Interest Coverage Ratio                                                                    2.60
    (EBITDA + Income from Unconsolidated Joint Venture)/Interest
   Return on Shareholder's Equity                                                           17.52%
    (EBITDA - Interest)/Average Equity (book value) (%)
   Return on Real Estate Investments                                                        10.91%
    (EBITDA/Average Real Estate Investments (book value)) (%)
   FFO Payout Ratio                                                                         63.86%
    (Dividends Declared/FFO) (%)

==========================================================================================================

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

(2)  FFO is calculated based on the NAREIT White Paper.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


====================================================================

                                                 AGGREGATE PRINCIPAL
                                                    JUNE 30, 2000
                                                    -------------

Mortgage Loans                                        $3,157,068

Unsecured Line of Credit                                 238,000
                                                      ----------
Total Debt                                            $3,395,068
                                                      ==========
====================================================================


                                     EQUITY
                                 (IN THOUSANDS)


===================================================================================================

                                                                  COMMON
                                             SHARES & UNITS        STOCK               $ VALUE
                                             OUTSTANDING        EQUIVALENTS          EQUIVALENT (1)
                                             -----------        -----------          --------------

Common Stock                                  68,027                68,027            $2,627,543
Preferred Stock                                2,000                 2,625            $  101,391
Operating Partnership Units                   24,465                24,465            $  944,960
Preferred Operating Partnership Units          8,713                10,376            $  400,773
                                                                ----------            ----------
Total Equity                                                       105,493            $4,074,667
                                                                ==========            ==========
Total Market Capitalization                                                           $7,469,735
                                                                                      ==========
===================================================================================================


(1)  Value based on June 30, 2000 closing price of $ 38.625.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                  DEBT ANALYSIS


                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


======================================================================================================

         YEAR     2000 (1)       2001        2002      2003        2004        Thereafter     Total
         ----     --------       ----        ----      ----        ----        ----------     -----

       Amount    $146,755      $183,459   $452,375   $607,135    $127,152      $1,878,192   $3,395,068

======================================================================================================

               (1)  For the period from July 1, 2000 through December 31, 2000.


                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (IN THOUSANDS)

===================================================================================


                              OUTSTANDING         LETTERS OF       REMAINING
            FACILITY          @ 6/30/2000           CREDIT          CAPACITY
            --------          -----------           ------         ----------

            $ 500,000            238,000            34,754         $ 227,246

===================================================================================

                       UNSECURED AND SECURED DEBT ANALYSIS


===========================================================================================

                                              WEIGHTED              WEIGHTED AVERAGE
                    % OF DEBT               AVERAGE RATE                MATURITY
                    ---------               ------------                --------
  Unsecured Debt        7.02%                    7.64%                         2.8  years
  Secured Debt         92.98%                    7.24%                         5.7  years
                --------------           --------------               --------------
  Total Debt          100.00%                    7.27%                         5.5   years
                ==============           ==============               ==============

===========================================================================================


                      FLOATING AND FIXED RATE DEBT ANALYSIS


===================================================================================================

                                              WEIGHTED                  WEIGHTED AVERAGE
                     % OF DEBT               AVERAGE RATE                     MATURITY

Floating Rate Debt       17.05%                    8.12%                               2.3  years
Fixed Rate Debt          82.95%                    7.09%                               6.1  years
                  --------------           --------------               ------------------
Total Debt              100.00%                    7.27%                               5.5   years
                  ==============           ==============               ==================

===================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                  DEBT ANALYSIS


                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


============================================================================================================================

        PROPERTY                    2000 (1)       2001         2002         2003         2004     THEREAFTER      TOTAL
-----------------------------       --------       ----         ----         ----         ----     ----------      -----

Prudential Center                  $  1,714     $  3,777     $  4,039     $  4,319     $  4,564     $275,226     $293,639
The Unsecured Line of Credit           --           --           --        238,000         --           --        238,000
599 Lexington Avenue                   --           --           --           --           --        225,000      225,000
280 Park Avenue                       2,200        8,800      209,000         --           --           --        220,000
Embarcadero Center One                  936        1,968        2,104        2,249        2,404      147,713      157,374
Embarcadero Center Two                  936        1,968        2,104        2,249        2,404      147,713      157,374
Embarcadero Center Four               1,375        2,894        3,097        3,314        3,546      141,663      155,889
875 Third Avenue                      1,102        2,341      148,534         --           --           --        151,977
5 Times Square                         --           --           --        149,680         --           --        149,680
Embarcadero Center Three                925        1,941        2,069        2,206        2,351      137,751      147,243
Two Independence Square                 977        1,037        1,500      113,840         --           --        117,354
Riverfront Plaza                      1,141        2,397        2,560        2,735        2,921      105,034      116,788
Democracy Center                        753        1,588        1,703        1,828        1,961      100,509      108,342
Embarcadero Center West Tower           606        1,272        1,358        1,449        1,546       91,965       98,196
100 East Pratt Street                   768        1,615        1,727        1,847        1,975       84,687       92,619
The Gateway                          75,000         --           --           --           --           --         75,000
Reservoir Place                         921        1,978        2,669        2,859        3,062       63,288       74,777
One Independence Square                 629       74,114         --           --           --           --         74,743
One & Two Reston Overlook               335          709          764          823       65,837         --         68,468
2300 N Street                          --           --           --         66,000         --           --         66,000
Capital Gallery                         516        1,097        1,191        1,293        1,404       52,176       57,677
504,506,508 Carnegie Center             400          846          909          979        1,053       44,585       48,772
10 and 20 Burlington Mall Road         --         37,000         --           --           --           --         37,000

10 Cambridge Center                     224          477          518          563          611       33,534       35,927
111 Huntington Avenue                  --           --         33,890         --           --           --         33,890
1301 New York Avenue                    460        1,046        1,129        1,403        1,314       27,783       33,135

============================================================================================================================

         (1) For the period from July 1, 2000 through December 31, 2000.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                  DEBT ANALYSIS


          LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS (CONTINUED)
                                 (IN THOUSANDS)


====================================================================================================================================

                  PROPERTY          2000 (1)          2001            2002         2003           2004      THEREAFTER        Total
-------------------------------     --------          ----            ----         ----           ----      ----------        -----

Eight Cambridge Center                  208            442            477           515            557         26,388         28,587
510 Carnegie Center                     213            475            511           550            587         25,576         27,912
Lockheed Martin Building                244            529            565           604            640         23,954         26,536
University Place                        272            573            615           659            706         22,700         25,525
Reston Corporate Center                 234            506            540           577          1,620         21,569         25,046
New Dominion Technology Park           --           24,188           --            --             --             --           24,188
Sumner Square                          --             --             --            --           23,653           --           23,653
Orbital Sciences                       --             --           22,460          --             --             --           22,460
191 Spring Street                       161            344            374           407            443         21,230         22,959
Bedford Business Park                   253            539            587           639            695         19,257         21,970
NIMA Building                           203            438            468           499            529         19,563         21,700
212 Carnegie Center                  20,453           --             --            --             --             --           20,453
202 Carnegie Center                  19,017           --             --            --             --             --           19,017
214 Carnegie Center                  13,126           --             --            --             --             --           13,126
101 Carnegie Center                     141            299            322           348            345          7,058          8,513
Montvale Center                          63            135            147           160            175          6,947          7,627
Newport Office Park                     153          5,923           --            --             --             --            6,076
Hilltop Business Center                  78            164            176           188            201          5,009          5,816
Tower Oaks                             --             --            4,226          --             --             --            4,226
302 Carnegie Center                    --             --             --           3,754           --             --            3,754
Orbital Sciences - Phase 2             --             --             --             554           --             --              554
201 Carnegie Center                      18             39             42            45             48            314            506

                                 ----------     ----------     ----------    ----------     ----------     ----------     ----------
                                 $  146,755     $  183,459     $  452,375    $  607,135     $  127,152     $1,878,192     $3,395,068
                                 ==========     ==========     ==========    ==========     ==========     ==========     ==========
====================================================================================================================================

         (1) For the period from July 1, 2000 through December 31, 2000.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                                 JOINT VENTURES
                          (unaudited and in thousands)
                               as of June 30, 2000


===================================================================================================================

                                                       ONE        MARKET                       140
                                                     FREEDOM      SQUARE     METROPOLITAN    KENDRICK
                                                      SQUARE      NORTH (2)     SQUARE         STREET     COMBINED
                                                     -------      --------   ------------    --------     --------
Total Equity (1)                                      $   985     $ 31,542     $ 31,630       $  5,329    $ 69,486
                                                      =======     ========     ==========     ========    ========

Mortgage/Construction loans payable (1)               $19,375     $ 35,478     $ 71,308       $  9,242    $135,403
                                                      =======     ========     ==========     ========    ========

BXP's ownership percentage                             25.00%       50.00%       51.00%        25.00%
                                                      =======     ==========   ==========     ========

   ================================================================================================================

           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES for the three months ended June 30, 2000


   ========================================================================================================================

                                    ONE              MARKET                                    140
                                  FREEDOM            SQUARE             METROPOLITAN          KENDRICK
                                  SQUARE             NORTH (2)            SQUARE(3)           STREET(4)           COMBINED
                                  ------             ---------            ---------           ---------           --------
REVENUE

Total revenue                     $3,469               $1,829               $3,328                --                $8,626
                                  ------               ------               ------               -----              ------
EXPENSES
Operating                            834                  611                  888                --                 2,333
Interest                             886                  522                1,579                --                 2,987
Depreciation and amortization        526                  265                  585                --                 1,376
                                  ------               ------               ------               -----              ------
Total expenses                     2,246                1,398                3,052                --                 6,696
                                  ------               ------               ------               -----              ------
Net income                        $1,223               $  431               $  276                --                $1,930
                                  ======               ======               ======               =====              ======
BXP's ownership percentage         25.00%               50.00%               51.00%              25.00%               --
                                  ======               ======               ======               =====              ======
BXP's share of net income         $  306               $  215               $  141                --                $  662
                                  ======               ======               ======               =====              ======
   ========================================================================================================================

(1)  Represents the Company's share.

(2)  Includes the residential component of the joint venture.

(3) Represents the operations for the period from May 12, 2000 through June 30, 2000, subsequent to the Company's sale of a 49% interest to a third party.

(4)  Property is currently under development.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


===============================================================================================================

   GEOGRAPHIC AREA                OFFICE (1)           R&D           INDUSTRIAL      TOTAL         % OF TOTAL
                                  ----------        ---------       -----------    ----------      ----------
Greater Boston                    5,424,283           545,206         247,318       6,216,807          24.18%
Greater Washington, D.C.          5,657,137(2)      1,382,925         237,195       7,277,257          28.31%
Greater San Francisco             4,441,184           144,366         280,213       4,865,763          18.92%
Midtown Manhattan                 2,844,106              --              --         2,844,106          11.06%
Princeton/East Brunswick, NJ      2,279,904              --              --         2,279,904           8.87%
Baltimore, MD                     1,171,599              --              --         1,171,599           4.56%
Richmond, VA                        892,581              --              --           892,581           3.47%
Bucks County, PA                       --                --           161,000         161,000           0.63%
                                 ----------        ----------      ----------      ----------      ----------
                                 22,710,794         2,072,497         925,726      25,709,017         100.00%
                                 ==========        ==========      ==========      ==========      ==========
% of Total                           88.34%             8.06%           3.60%         100.00%

===============================================================================================================

                                HOTEL PROPERTIES


================================================================================================================

                                                           NUMBER OF                    SQUARE
                 HOTEL PROPERTIES                            ROOMS                        FEET
                                                           ---------                    --------
Long Wharf Marriott, Boston, MA                                  402                     420,000
Cambridge Center Marriott, Cambridge, MA                         431                     330,400
Residence Inn by Marriott, Cambridge, MA                         221                     187,474
                                                             -------                     -------
Total Hotel Properties                                         1,054                     937,874
                                                             =======                     =======
================================================================================================================

                    GARAGE PROPERTY AND STRUCTURED PARKING


================================================================================================================

                                                                  NUMBER OF                       SQUARE
                                                                   SPACES                          FEET
                                                                  ---------                    -----------
GARAGE PROPERTIES
Cambridge Center North Garage                                        1,170                       332,442
STRUCTURED PARKING                                                  15,556                     5,518,779
                                                                 ---------                     ---------
TOTAL GARAGE PROPERTY AND STRUCTURED PARKING                        16,726                     5,851,221
                                                                 =========                     =========

=================================================================================================================

     (1)  Includes retail square footage of approximately 1,000,000.

     (2) Includes 414,296 square feet at One Freedom Square which is 25% owned by Boston Properties and 582,194 square feet at Metropolitan Square which is 51% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000

                                PROPERTY LISTING
                              AS OF JUNE 30, 2000


====================================================================================================================================

                                                                                                                      ANNUALIZED
                                                                    NUMBER OF                                          REVENUE
                                         SUB MARKET                 BUILDINGS          SQUARE FEET    OCCUPIED %   PER OCCUPIED SF
                                         ----------                 ----------         -----------    ----------   ---------------

GREATER BOSTON, MA
OFFICE

     THE PRUDENTIAL CENTER               CBD Boston MA                   3               2,149,958         99.8%   $         32.94
     ONE CAMBRIDGE CENTER                East Cambridge MA               1                 215,385        100.0%             37.71
     THREE CAMBRIDGE CENTER              East Cambridge MA               1                 107,484        100.0%             28.52
     EIGHT CAMBRIDGE CENTER              East Cambridge MA               1                 177,226        100.0%             26.87
     TEN CAMBRIDGE CENTER                East Cambridge MA               1                 152,664        100.0%             33.25
     ELEVEN CAMBRIDGE CENTER             East Cambridge MA               1                  79,616        100.0%             37.73
     UNIVERSITY PLACE                    Mid-Cambridge MA                1                 195,282        100.0%             31.31
     RESERVOIR PLACE                     Route 128 Mass Turnpike MA      1                 529,991         94.3%             29.76
     204 SECOND AVENUE                   Route 128 Mass Turnpike MA      1                  40,974        100.0%             26.24
     170 TRACER LANE                     Route 128 Mass Turnpike MA      1                  73,258        100.0%             37.48
     WALTHAM OFFICE CENTER               Route 128 Mass Turnpike MA      3                 131,479        100.0%             28.17
     195 WEST STREET                     Route 128 Mass Turnpike MA      1                  63,500        100.0%             26.97
     200 WEST STREET                     Route 128 Mass Turnpike MA      1                 248,341         98.0%             31.04
     10 & 20 BURLINGTON MALL ROAD        Route 128 Northwest MA          2                 156,416         99.3%             26.82
     BEDFORD BUSINESS PARK               Route 128 Northwest MA          1                  90,000        100.0%             20.78
     32 HARTWELL AVENUE                  Route 128 Northwest MA          1                  69,154        100.0%             15.42
     91 HARTWELL AVENUE                  Route 128 Northwest MA          1                 122,135        100.0%             24.35
     92 HAYDEN AVENUE                    Route 128 Northwest MA          1                  30,980        100.0%             26.10
     100 HAYDEN AVENUE                   Route 128 Northwest MA          1                  55,924        100.0%             30.00
     33 HAYDEN AVENUE                    Route 128 Northwest MA          1                  79,564        100.0%             24.47
     LEXINGTON OFFICE PARK               Route 128 Northwest MA          2                 167,328        100.0%             27.30
     191 SPRING STREET                   Route 128 Northwest MA          1                 162,700        100.0%             27.43
     181 SPRING STREET                   Route 128 Northwest MA          1                  53,595        100.0%             33.03
     201 SPRING STREET                   Route 128 Northwest MA          1                 102,500        100.0%             28.58
     NEWPORT OFFICE PARK                 Route 128 South MA              1                 168,829        100.0%             23.27
                                                                    -----------        -------------------------   ---------------
                                                                        31               5,424,283         99.2%   $         30.55
                                                                    -----------        -------------------------   ===============
RESEARCH & DEVELOPMENT

     FOURTEEN CAMBRIDGE CENTER           East Cambridge MA               1                  67,362        100.0%   $         19.23
     BEDFORD BUSINESS PARK               Route 128 Northwest MA          2                 383,704         79.2%             11.29
     17 HARTWELL AVENUE                  Route 128 Northwest MA          1                  30,000        100.0%              9.75
     164 LEXINGTON ROAD                  Route 128 Northwest MA          1                  64,140        100.0%              9.12
                                                                    -----------        -------------------------   ---------------
                                                                         5                 545,206         85.3%   $         12.04
                                                                    -----------        -------------------------   ===============
INDUSTRIAL

     25-33 DARTMOUTH ROAD                Route 128 Southwest MA          1                  78,045        100.0%   $          9.84
     40-46 HARVARD STREET                Route 128 Southwest MA          1                 169,273         89.8%              7.03
                                                                    -----------        -------------------------   ---------------
                                                                         2                 247,318         93.0%   $          7.98
                                                                    -----------        -------------------------   ===============
                                         TOTAL GREATER
                                         BOSTON, MA AREA:               38               6,216,807         97.8%

====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000

                                PROPERTY LISTING
                              AS OF JUNE 30, 2000


====================================================================================================================================

                                                                                                                      ANNUALIZED
                                                                     NUMBER OF                                         REVENUE
                                         SUB MARKET                  BUILDINGS         SQUARE FEET    OCCUPIED %   PER OCCUPIED SF
                                         ----------                 -----------        -----------    ----------   ---------------

GREATER WASHINGTON, D.C.
OFFICE

     2300 N. STREET, N.W.                West End Washington DC          1                 276,930        100.0%   $         48.26
     ONE INDEPENDENCE SQUARE             Southwest Washington DC         1                 337,794        100.0%             38.41
     TWO INDEPENDENCE SQUARE             Southwest Washington DC         1                 579,665        100.0%             37.50
     CAPITAL GALLERY                     Southwest Washington DC         1                 396,776        100.0%             33.92
     500 E. STREET, N.W.                 Southwest Washington DC         1                 244,268        100.0%             31.05
     METROPOLITAN SQUARE                 East End Washington DC          1                 578,598         99.5%             35.21
     1301 NEW YORK AVENUE                East End Washington DC          1                 168,371        100.0%             33.54
     SUMNER SQUARE                       CBD Washington DC               1                 209,507         96.4%             31.32
     DECOVERLY TWO                       Montgomery County MD            1                  77,747        100.0%             21.37
     DECOVERLY THREE                     Montgomery County MD            1                  77,040        100.0%             21.13
     DEMOCRACY CENTER                    Montgomery County MD            3                 680,475        100.0%             26.34
     MONTVALE CENTER                     Montgomery County MD            1                 120,815        100.0%             20.51
     ORBITAL SCIENCES - PHASE 1          Loudoun County                  2                 174,832        100.0%             22.93
     THE ARBORETUM                       Fairfax County VA               1                  95,584        100.0%             24.76
     ONE FREEDOM SQUARE                  Fairfax County VA               1                 414,296         91.5%             31.21
     ONE RESTON OVERLOOK                 Fairfax County VA               1                 312,685        100.0%             20.72
     TWO RESTON OVERLOOK                 Fairfax County VA               1                 131,594        100.0%             30.61
     RESTON CORPORATE CENTER             Fairfax County VA               2                 261,046        100.0%             31.09
     LOCKHEED MARTIN BUILDING            Fairfax County VA               1                 255,244        100.0%             39.73
     NIMA BUILDING                       Fairfax County VA               1                 263,870        100.0%             43.68
                                                                    -----------        -------------------------     -------------
                                                                        24               5,657,137         99.2%     $       32.71
                                                                    -----------        -------------------------     =============
RESEARCH & DEVELOPMENT

     910 CLOPPER ROAD                    Montgomery County MD            1                180,758          96.9%     $       15.51
     930 CLOPPER ROAD                    Montgomery County MD            1                 59,838         100.0%             15.04
     FULLERTON SQUARE                    Fairfax County VA               2                178,294          87.0%             10.35
     SUGARLAND BUSINESS PARK ONE         Fairfax County VA               1                 52,797         100.0%             21.72
     SUGARLAND BUSINESS PARK TWO         Fairfax County VA               1                 59,215         100.0%             20.39
     7435 BOSTON BOULEVARD               Fairfax County VA               1                103,557         100.0%             13.28
     7451 BOSTON BOULEVARD               Fairfax County VA               1                 47,001         100.0%             14.76
     7450 BOSTON BOULEVARD               Fairfax County VA               1                 60,827         100.0%             15.96
     7374 BOSTON BOULEVARD               Fairfax County VA               1                 57,321         100.0%             10.55
     8000 GRAINGER COURT                 Fairfax County VA               1                 90,465         100.0%             10.82
     7500 BOSTON BOULEVARD               Fairfax County VA               1                 79,971         100.0%             10.15
     7501 BOSTON BOULEVARD               Fairfax County VA               1                 75,756         100.0%             23.01
     7601  BOSTON BOULEVARD              Fairfax County VA               1                103,750         100.0%             14.12
     7600 BOSTON BOULEVARD               Fairfax County VA               1                 69,832         100.0%             13.77
     7375 BOSTON BOULEVARD               Fairfax County VA               1                 28,780          87.8%             17.13
     8000 CORPORATE COURT                Fairfax County VA               1                 52,539           0.0%               -
     7700 BOSTON BOULEVARD               Fairfax County VA               1                 82,224         100.0%             20.88
                                                                    -----------        -------------------------     -------------
                                                                        18              1,382,925          93.9%     $       14.89
                                                                    -----------        -------------------------     =============
INDUSTRIAL

1950 STANFORD COURT                      Prince Georges County MD        1                 53,250          38.5%              6.13
6201 COLUMBIA PARK ROAD                  Prince Georges County MD        1                100,337          60.0%              8.81
2000 SOUTH CLUB DRIVE                    Prince Georges County MD        1                 83,608         100.0%              8.88
                                                                    -----------        -------------------------     -------------
                                                                         3                237,195          69.3%     $        8.51
                                                                    -----------        -------------------------     =============

                                         TOTAL GREATER
                                         WASHINGTON, D.C. AREA:         45              7,277,257          97.2%


====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000

                                PROPERTY LISTING
                              AS OF JUNE 30, 2000


====================================================================================================================================

                                                                                                                      ANNUALIZED
                                                                     NUMBER OF                                         REVENUE
                                         SUB MARKET                  BUILDINGS         SQUARE FEET    OCCUPIED %   PER OCCUPIED SF
                                         ----------                 ----------         -----------    ----------   ---------------

MIDTOWN MANHATTAN, NY
OFFICE

     599 LEXINGTON AVENUE                Park Avenue NY                  1                1,000,069       100.0%     $       52.68
     280 PARK AVENUE                     Park Avenue NY                  1                1,156,161       100.0%             46.11
     875 THIRD AVENUE                    East Side NY                    1                  687,876       100.0%             47.33
                                                                    -----------        -------------------------     -------------
                                         TOTAL MIDTOWN
                                         MANHATTAN, NY AREA:             3                2,844,106       100.0%     $       48.72
                                                                                                                     =============

PRINCETON/EAST BRUNSWICK, NJ
OFFICE

     101 CARNEGIE CENTER                 Princeton NJ                    1                  124,049       100.0%     $       23.98
     104 CARNEGIE CENTER                 Princeton NJ                    1                  102,758       100.0%             28.25
     105 CARNEGIE CENTER                 Princeton NJ                    1                   69,648       100.0%             27.00
     201 CARNEGIE CENTER                 Princeton NJ                    -                    6,500       100.0%             21.62
     202 CARNEGIE CENTER                 Princeton NJ                    1                  130,554        97.7%             27.91
     210 CARNEGIE CENTER                 Princeton NJ                    1                  159,498       100.0%             27.19
     211 CARNEGIE CENTER                 Princeton NJ                    1                   47,025       100.0%             22.53
     212 CARNEGIE CENTER                 Princeton NJ                    1                  150,069       100.0%             27.77
     214 CARNEGIE CENTER                 Princeton NJ                    1                  152,214       100.0%             27.12
     206 CARNEGIE CENTER                 Princeton NJ                    1                  161,763       100.0%             26.84
     502 CARNEGIE CENTER                 Princeton NJ                    1                  116,374        98.2%             27.26
     510 CARNEGIE CENTER                 Princeton NJ                    1                  234,160       100.0%             22.55
     504 CARNEGIE CENTER                 Princeton NJ                    1                  126,190       100.0%             24.14
     506 CARNEGIE CENTER                 Princeton NJ                    1                  150,888       100.0%             25.80
     508 CARNEGIE CENTER                 Princeton NJ                    1                  131,085       100.0%             25.60
     ONE TOWER CENTER                    East Brunswick NJ               1                  417,129       100.0%             31.50
                                                                    -----------        -------------------------     -------------
                                         TOTAL PRINCETON/EAST
                                         BRUNSWICK, NJ AREA:            15                2,279,904        99.8%     $       26.96
                                                                                                                     =============

GREATER SAN FRANCISCO, CA
OFFICE

     EMBARCADERO CENTER ONE              CBD San Francisco CA            1                  820,817        99.3%     $       33.08
     EMBARCADERO CENTER TWO              CBD San Francisco CA            1                  779,173        99.2%             35.19
     EMBARCADERO CENTER THREE            CBD San Francisco CA            1                  774,568        97.3%             32.67
     EMBARCADERO CENTER FOUR             CBD San Francisco CA            1                  935,519        99.7%             37.04
     FEDERAL RESERVE                     CBD San Francisco CA            1                  149,592        99.2%             43.75
     WEST TOWER                          CBD San Francisco CA            1                  475,120        99.3%             43.04
     THE GATEWAY                         South San Francisco CA          2                  506,395        99.7%             32.45
                                                                    -----------        -------------------------     -------------
                                                                         8                4,441,184        99.0%     $       35.57
                                                                    -----------        -------------------------     =============
RESEARCH & DEVELOPMENT
HILLTOP OFFICE CENTER                    South San Francisco CA          9                  144,366        99.2%     $       12.48
                                                                    -----------        -------------------------     ==============
INDUSTRIAL
     560 FORBES BOULEVARD                South San Francisco CA          1                   40,000       100.0%     $        9.72
     430 ROZZI PLACE                     South San Francisco CA          1                   20,000       100.0%             11.12
     2391 WEST WINTON AVENUE             Hayward CA                      1                  220,213       100.0%              4.58
                                                                    -----------        -------------------------     -------------
                                                                         3                  280,213       100.0%     $        5.78
                                                                    -----------        -------------------------     =============

                                         TOTAL GREATER SAN
                                         FRANCISCO, CA AREA:            20                4,865,763        99.1%

====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000

                                PROPERTY LISTING, CONTINUED
                              AS OF JUNE 30, 2000


====================================================================================================================================

                                                                                                                     ANNUALIZED
                                                                    NUMBER OF                                             REVENUE
                                         SUB MARKET                 BUILDINGS          SQUARE FEET    OCCUPIED %   PER OCCUPIED SF
                                         ----------                 ----------         -----------    ----------   ---------------

BALTIMORE, MD
OFFICE

     CANDLER BUILDING                    Baltimore MD                   1                  537,363        100.0%             16.75
     100 EAST PRATT STREET               Baltimore MD                   1                  634,236         99.6%             27.89
                                                                    -----------        -------------------------   ---------------
                                         TOTAL BALTIMORE,
                                         MD AREA:                       2                1,171,599         99.8%   $         22.77
                                                                                                                   ===============
RICHMOND, VA
OFFICE

     RIVERFRONT PLAZA                    Richmond VA                    1                  892,581        100.0%   $         22.42
                                                                                                                   ===============

BUCKS COUNTY, PA
INDUSTRIAL

     38 CABOT BOULEVARD                  Bucks County PA                1                  161,000        100.0%   $          4.44
                                                                                                                   ===============

                                         TOTAL IN SERVICE
                                         PROPERTIES AREA:              125              25,709,017         98.5%
                                                                    ===========        =========================

====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                   TOP 20 TENANTS BY SQUARE FEET LEASED


==============================================================================================================


                                      TENANT                               SQ. FT.           % OF PORTFOLIO

                   ----------------------------------------------     -------------------    ----------------

              1    General Services Administration                     2,004,602                     7.8%
              2    Lockheed Martin Corporation                           716,653                     2.8%
              3    Gillette Company                                      488,177                     1.9%
              4    Raytheon                                              473,429                     1.8%
              5    Shearman & Sterling                                   427,707                     1.7%
              6    Marsh & McLennan, Inc.                                366,102                     1.4%
              7    TRW                                                   331,048                     1.3%
              8    AT&T                                                  327,525                     1.3%
              9    Hunton & Williams                                     322,829                     1.3%
             10    Covance, Inc.                                         321,261                     1.2%
             11    Debevoise & Plimpton                                  307,125                     1.2%
             12    First Union                                           276,843                     1.1%
             13    T. Rowe Price Associates, Inc.                        273,329                     1.1%
             14    Parexel International Corp.                           265,050                     1.0%
             15    Andersen Consulting                                   248,620                     1.0%
             16    Bankers Trust                                         243,722                     0.9%
             17    John Hancock Advisors                                 233,516                     0.9%
             18    Biogen, Inc.                                          220,026                     0.9%
             19    Orrick, Herrington & Sutcliffe                        216,300                     0.8%
             20    National Football League                              205,145                     0.8%

==============================================================================================================


                MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT

=======================================================================================
                                      TENANT                               SQ. FT.
                   ----------------------------------------------     -----------------

                   Ernst & Young, LLP                                  1,062,203
                   Parametric Technology Corporation                     381,000
                   Tellabs Operations, Inc.                              259,918
                   United States of America                              235,201
                   Palmer & Dodge                                        204,412

=======================================================================================

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000


                            PORTFOLIO OVERVIEW - FFO

         PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE
                             PROPERTIES BY LOCATION
            AND TYPE OF PROPERTY FOR THE QUARTER ENDED JUNE 30, 2000


           ========================================================================================================

                     GEOGRAPHIC AREA          OFFICE (2)    R&D      INDUSTRIAL HOTEL       GARAGE     TOTAL
                     ---------------          ----------    ---      ---------- -----       ------     -----

               Greater Boston                    19.6%       0.7%       0.2%      6.6%       0.4%       27.5%
               Greater Washington, D.C.          20.3%       2.7%       0.2%       n/a        n/a       23.2%
               Greater San Francisco             19.6%       0.2%       0.3%       n/a        n/a       20.1%
               Midtown Manhattan                 15.8%        n/a        n/a       n/a        n/a       15.8%
               Baltimore, MD                      3.5%        n/a        n/a       n/a        n/a        3.5%
               Richmond, VA                       2.8%        n/a        n/a       n/a        n/a        2.8%
               Princeton/East Brunswick, NJ       6.9%        n/a        n/a       n/a        n/a        6.9%
               Bucks County, PA                    n/a        n/a       0.1%       n/a        n/a        0.1%
                                              ---------   --------   --------  --------   --------    --------
                       Total                     88.5%       3.6%       0.8%      6.6%       0.4%      100.0%
                                              =========   ========   ========  ========   ========    ========
           ========================================================================================================


           (1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

           (2) Includes Retail Center FFO (Prudential Center Boston and Embarcadero Center).

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2000


                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION

          ===================================================================

             LOCATION                        30-JUN-00        30-JUN-99

             Greater Boston, MA                    97.7%            98.2%
             Greater Washington, D.C.              97.3%            95.8%
             Midtown Manhattan, NY                100.0%            99.9%
             Baltimore, MD                         99.8%           100.0%
             Princeton/East Brunswick, NJ          99.8%            99.8%
             Richmond, VA                         100.0%            96.2%
             Greater San Francisco, CA             99.0%            98.0%
             Bucks County, PA                     100.0%           100.0%
                                            -------------    -------------
                Total Portfolio                    98.5%            97.8%
                                            =============    =============

          ===================================================================

                       SAME PROPERTY - BY TYPE OF PROPERTY

          ===================================================================

                                             30-JUN-00        30-JUN-99

             Total Office Portfolio                99.5%            98.3%
             Total R&D Portfolio                   92.0%            96.4%
             Total Industrial Portfolio            90.3%            90.4%
                                            -------------    -------------
             Total Portfolio                       98.5%            97.8%
                                            =============    =============
          ===================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000




                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


 ==============================================================================================================================


                                                                             ANNUALIZED
                      RENTABLE SQUARE         CURRENT ANNUALIZED           REVENUES UNDER
   YEAR OF LEASE     FOOTAGE SUBJECT TO        REVENUES UNDER             EXPIRING LEASES         PERCENTAGE OF TOTAL
   EXPIRATION         EXPIRING LEASES          EXPIRING LEASES          WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
   ----------           ------------           ------------           ------------------------    --------------------
         2000                466,544           $ 16,372,292           $ 16,372,292                       2.13%
         2001              1,964,111             58,623,768             60,503,825                       8.96%
         2002              2,110,693             82,649,637             83,774,565                       9.63%
         2003              1,923,237             60,124,483             62,843,141                       8.77%
         2004              2,536,222             87,108,974             90,791,354                      11.57%
         2005              1,959,810             59,657,009             63,639,431                       8.94%
         2006              2,802,939             91,393,020            101,515,655                      12.79%
         2007              1,796,807             69,379,984             72,149,558                       8.20%
         2008                869,811             28,910,994             27,420,134                       3.97%
         2009              1,744,848             56,427,509             64,734,537                       7.96%
   Thereafter              4,211,163            135,006,824            164,106,188                      19.21%
 ==============================================================================================================================


                              OCCUPANCY BY LOCATION

     ====================================================================================================

                                                                30-JUN-00                   30-JUN-99
                      Greater Boston, MA                            99.2%                       96.8%
                      Greater Washington, D.C.                      99.2%                       97.3%
                      Midtown Manhattan, NY                        100.0%                       99.9%
                      Baltimore, MD                                 99.8%                      100.0%
                      Richmond, VA                                 100.0%                       96.2%
                      Princeton/East Brunswick, NJ                  99.8%                       99.8%
                      Greater San Francisco, CA                     99.0%                       98.3%
                      Bucks County, PA                                n/a                         n/a
                                                     ---------------------      ----------------------
                         Total Office Portfolio                     99.4%                       98.0%
                                                     =====================      ======================
     ====================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS

      =============================================================================================================================
                                                                                   ANNUALIZED
                                RENTABLE SQUARE          CURRENT ANNUALIZED      REVENUES UNDER
           YEAR OF LEASE      FOOTAGE SUBJECT TO           REVENUES UNDER        EXPIRING LEASES           PERCENTAGE OF TOTAL
           EXPIRATION          EXPIRING LEASES            EXPIRING LEASES      WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
           ----------         ------------------          ---------------      --------------------       --------------------
                2000                     191,255             $2,007,252             $2,007,252                11.16%
                2001                     295,010              3,762,294              3,872,943                17.22%
                2002                     352,246              5,061,070              5,176,590                20.56%
                2003                     104,307              1,358,499              1,411,838                 6.09%
                2004                      84,881              1,302,684              1,381,399                 4.95%
                2005                     170,849              2,310,975              2,479,514                 9.97%
                2006                     203,000              2,355,210              2,467,710                11.85%
                2007                     157,895              2,758,764              3,004,974                 9.22%
                2008                        --                     --                     --                   0.00%
                2009                      59,838                899,946                981,557                 3.49%
            Thereafter                   285,371              4,896,015              5,807,847                16.66%
     =============================================================================================================================


                              OCCUPANCY BY LOCATION

     =============================================================================================================================

                                                               30-JUN-00                30-JUN-99
                           Greater Boston, MA                      85.3%                   100.0%
                           Greater Washington, D.C.                93.9%                    94.8%
                           Midtown Manhattan, NY                     n/a                      n/a
                           Baltimore, MD                             n/a                      n/a
                           Richmond, VA                              n/a                      n/a
                           Princeton/East Brunswick, NJ              n/a                      n/a
                           Greater San Francisco, CA               99.2%                    98.4%
                           Bucks County, PA                          n/a                      n/a
                                                        -----------------    ---------------------
                              Total R&D Portfolio                  92.0%                    96.4%
                                                        =================    =====================
     =============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS

=================================================================================================================================


                                                                                 ANNUALIZED
                          RENTABLE SQUARE             CURRENT ANNUALIZED       REVENUES UNDER
       YEAR OF LEASE    FOOTAGE SUBJECT TO              REVENUES UNDER         EXPIRING LEASES             PERCENTAGE OF TOTAL
       EXPIRATION         EXPIRING LEASES               EXPIRING LEASES      WITH FUTURE STEP-UPS         SQUARE FEET EXPIRING
       ----------        ----------------             -----------------     ----------------------        --------------------

             2000                   73,341           $      667,274               $  667,274                   9.62%
             2001                   70,829                  384,054                  384,054                   9.29%
             2002                  184,904                  922,407                  922,407                  24.26%
             2003                  147,305                  989,907                1,053,959                  19.33%
             2004                  235,076                1,369,608                1,463,107                  30.84%
             2005                   20,500                  125,698                  140,832                   2.69%
             2006                     --                       --                       --                     0.00%
             2007                   20,000                  222,456                  258,783                   2.62%
             2008                   83,608                  742,152                  815,347                  10.97%
             2009                     --                       --                       --                     0.00%
       Thereafter                     --                       --                       --                     0.00%
=================================================================================================================================


                              OCCUPANCY BY LOCATION

     ====================================================================================

                                                  30-JUN-00                30-JUN-99
                                                  ---------                ---------
            Greater Boston, MA                        93.0%                    93.0%
            Greater Washington, D.C.                  69.3%                    87.8%
            Midtown Manhattan, NY                       n/a                      n/a
            Baltimore, MD                               n/a                      n/a
            Richmond, VA                                n/a                      n/a
            Princeton/East Brunswick, NJ                n/a                      n/a
            Greater San Francisco, CA                100.0%                   100.0%
            Bucks County, PA                         100.0%                   100.0%
                                         -------------------    ---------------------
               Total Industrial
            Portfolio                                 90.3%                    95.0%
                                         ===================    =====================

     ====================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION

==============================================================================================================================
                                                                                     ANNUALIZED
                           RENTABLE SQUARE             CURRENT ANNUALIZED          REVENUES UNDER
     YEAR OF LEASE       FOOTAGE SUBJECT TO              REVENUES UNDER            EXPIRING LEASES        PERCENTAGE OF TOTAL
       EXPIRATION         EXPIRING LEASES               EXPIRING LEASES          WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
       ----------         ----------------              ---------------          --------------------    --------------------
           2000                   731,140                   $ 19,046,818           $ 19,046,818               2.91%
           2001                 2,329,950                     62,770,116             64,760,822               9.27%
           2002                 2,647,843                     88,633,114             89,873,562              10.54%
           2003                 2,174,849                     62,472,889             65,308,938               8.66%
           2004                 2,856,179                     89,781,266             93,635,860              11.37%
           2005                 2,151,159                     62,093,682             66,259,777               8.56%
           2006                 3,005,939                     93,748,230            103,983,365              11.96%
           2007                 1,974,702                     72,361,204             75,413,315               7.86%
           2008                   953,419                     29,653,146             28,235,481               3.79%
           2009                 1,804,686                     57,327,455             65,716,094               7.18%
       Thereafter               4,496,534                    139,902,839            169,914,035              17.90%
==============================================================================================================================


                         OCCUPANCY BY LOCATION

==============================================================================================================================

                                                                 30-JUN-00                30-JUN-99
                                                                 ---------                ---------
                    Greater Boston, MA                               97.8%                    96.9%
                    Greater Washington, D.C.                         97.2%                    96.1%
                    Midtown Manhattan, NY                           100.0%                    99.9%
                    Baltimore, MD                                    99.8%                   100.0%
                    Richmond, VA                                    100.0%                    96.2%
                    Princeton/East Brunswick, NJ                     99.8%                    99.8%
                    Greater San Francisco, CA                        99.1%                    98.0%
                    Bucks County, PA                                100.0%                   100.0%
                                                      ---------------------    ---------------------
                       Total Portfolio                               98.5%                    97.6%
                                                      =====================    =====================
==============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                      IN-SERVICE GREATER BOSTON PROPERTIES

                                LEASE EXPIRATIONS

                                 GREATER BOSTON

=======================================================================================================================


                          OFFICE                                                                         R&D
                 -----------------------------------------------------------------------------    ---------------------
                                                                               ANNUALIZED
                      RENTABLE SQUARE            CURRENT ANNUALIZED         REVENUES UNDER         RENTABLE SQUARE
  YEAR OF LEASE     FOOTAGE SUBJECT TO             REVENUES UNDER           EXPIRING LEASES         FOOTAGE SUBJECT
  EXPIRATION         EXPIRING LEASES              EXPIRING LEASES             WITH FUTURE          EXPIRING LEASES
  ----------         ----------------             ---------------             ------------        -----------------

     2000                 83,324                     $     4,610,505            $   4,610,505                      -
     2001                688,048                          17,506,698               18,887,469                      -
     2002                422,983                          12,844,808               13,216,787                 94,140
     2003                589,223                          16,200,103               17,728,837                 50,704
     2004                748,042                          26,700,645               28,879,118                      -
     2005                726,803                          22,846,141               23,869,825                      -
     2006                398,040                          12,193,957               13,911,419                203,000
     2007                232,689                           8,186,035                8,836,130                 50,000
     2008                 5,526                              676,314                  781,082                      -
     2009                869,874                          27,472,865               31,984,534                      -
  Thereafter             501,252                          11,904,471               16,086,575                 67,362
=======================================================================================================================


===================================================================================================================================


                                                                 INDUSTRIAL
                 ------------------------------------------  ------------------------------------------------------------------
                                               ANNUALIZED                                                         ANNUALIZED
                   CURRENT ANNUALIZED        REVENUES UNDER         RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
   YEAR OF LEASE     REVENUES UNDER         EXPIRING LEASES        FOOTAGE SUBJECT TO    REVENUES UNDER         EXPIRING LEASES
   EXPIRATION        EXPIRING LEASES       WITH FUTURE STEP-UPS     EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
   ----------        ---------------       --------------------    -----------------     ---------------      --------------------

      2000                $     -              $         -          $   639,711     $       639,711                     67,216
      2001                      -                        -               10,829             127,969                    127,969
      2002                877,197                  892,197               23,904             207,563                    207,563
      2003                599,458                  599,458              128,105             861,075                    925,127
      2004                      -                        -                    -                   -                          -
      2005                      -                        -                    -                   -                          -
      2006              2,355,210                2,467,710                    -                   -                          -
      2007                475,000                  675,000                    -                   -                          -
      2008                      -                        -                    -                   -                          -
      2009                      -                        -                    -                   -                          -
   Thereafter           1,295,391                1,601,888                    -                   -                          -
===================================================================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                   IN-SERVICE GREATER WASHINGTON DC PROPERTIES

                                LEASE EXPIRATIONS

                               GREATER WASHINGTON

     ==================================================================================================


                                OFFICE

                       -----------------------------------------------------------------------------


                                                                                     ANNUALIZED
                            RENTABLE SQUARE            CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO             REVENUES UNDER           EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS
        ----------        -----------------             ---------------         ---------------------
           2000                162,285                     $     4,417,610            $   4,417,610
           2001                251,382                           7,423,906                7,517,986
           2002                243,481                           6,537,994                6,848,517
           2003                176,399                           4,935,760                5,231,849
           2004                484,939                          15,829,023               16,387,274
           2005                394,406                          12,431,943               13,827,691
           2006                775,418                          30,737,913               33,323,224
           2007                535,792                          18,527,958               15,779,228
           2008                379,466                          14,758,682               11,394,134
           2009                432,173                          14,617,547               16,669,569
        Thereafter           1,764,618                          53,850,235               62,752,772
     ==================================================================================================


     =================================================================================


                              R&D

                       ---------------------------------------------------------------


                                                                     ANNUALIZED
                         RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT      REVENUES UNDER       EXPIRING LEASES
        EXPIRATION       EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
        ----------       ---------------      ---------------   --------------------
           2000                   179,755         $ 1,881,421         $     1,881,421
           2001                   260,313           3,335,828               3,412,285
           2002                   215,620           3,657,768               3,738,398
           2003                    23,439             330,438                 347,548
           2004                    84,881           1,302,684               1,381,399
           2005                   148,330           2,048,362               2,149,900
           2006                         -                   -                       -
           2007                   107,895           2,283,764               2,329,947
           2008                         -                   -                       -
           2009                    59,838             899,946                 981,557
        Thereafter                218,009           3,600,642               4,205,986
     =================================================================================


     ===========================================================================================


                              INDUSTRIAL

                          ------------------------------------------------------------------


                                                                          ANNUALIZED
                            RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER          EXPIRING LEASES
        EXPIRATION          EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        ----------        -----------------     ---------------      --------------------
           2000                        6,125         $   27,563              $       27,563
           2001                            -                  -                           -
           2002                            -                  -                           -
           2003                       19,200            128,832                     128,832
           2004                       34,863            228,725                     245,374
           2005                       20,500            125,698                     140,832
           2006                            -                  -                           -
           2007                            -                  -                           -
           2008                       83,608            742,152                     815,347
           2009                            -                  -                           -
        Thereafter                         -                  -                           -
     ===========================================================================================



                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                                LEASE EXPIRATIONS

                              GREATER SAN FRANCISCO

     ===============================================================================================

                                OFFICE

                       -----------------------------------------------------------------------------
                                                                                   ANNUALIZED
                         RENTABLE SQUARE             CURRENT ANNUALIZED          REVENUES UNDER
      YEAR OF LEASE     FOOTAGE SUBJECT TO             REVENUES UNDER           EXPIRING LEASES
        EXPIRATION       EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS
        ----------       ---------------              ---------------          --------------------

           2000                 83,021                     $     2,461,149            $   2,461,149
           2001                302,040                           9,762,488                9,864,407
           2002                328,632                          10,258,341               10,501,006
           2003                649,007                          24,000,161               24,512,884
           2004                758,202                          29,991,731               30,678,256
           2005                298,449                          10,525,899               11,354,312
           2006                873,645                          28,564,176               32,367,499
           2007                378,609                          12,626,890               15,292,428
           2008                163,421                           4,956,540                5,352,938
           2009                267,226                           9,751,790               10,500,676
        Thereafter             241,044                          10,601,227               15,092,080
     ===============================================================================================


     =================================================================================

                              R&D

                       ---------------------------------------------------------------
                                                                      ANNUALIZED
                       RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
      YEAR OF LEASE    FOOTAGE SUBJECT       REVENUES UNDER         EXPIRING LEASES
        EXPIRATION     EXPIRING LEASES      EXPIRING LEASES       WITH FUTURE STEP-UPS
        ----------     ---------------      ---------------       --------------------

           2000                    11,500         $  125,831           $      125,831
           2001                    34,697            426,466                  460,658
           2002                    42,486            526,105                  545,994
           2003                    30,164            428,554                  464,832
           2004                         -                  -                        -
           2005                    22,519            262,612                  329,614
           2006                         -                  -                        -
           2007                         -                  -                        -
           2008                         -                  -                        -
           2009                         -                  -                        -
        Thereafter                      -                  -                        -
     =================================================================================


     =======================================================================================

                          INDUSTRIAL

                      ------------------------------------------------------------------
                                                                       ANNUALIZED
                         RENTABLE SQUARE    CURRENT ANNUALIZED      REVENUES UNDER
      YEAR OF LEASE     FOOTAGE SUBJECT TO   REVENUES UNDER         EXPIRING LEASES
        EXPIRATION       EXPIRING LEASES     EXPIRING LEASES      WITH FUTURE STEP-UPS
        ----------       ---------------     ---------------      --------------------

           2000                        -            $      -               $          -
           2001                   60,000             256,085                    256,085
           2002                        -                   -                          -
           2003                        -                   -                          -
           2004                  200,213           1,140,883                  1,217,734
           2005                        -                   -                          -
           2006                        -                   -                          -
           2007                   20,000             222,456                    258,783
           2008                        -                   -                          -
           2009                        -                   -                          -
        Thereafter                     -                   -                          -
     =======================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000


                         IN-SERVICE NEW YORK PROPERTIES

                                LEASE EXPIRATIONS

                               MID-TOWN MANHATTAN

     =================================================================================================


                                OFFICE

                       -----------------------------------------------------------------------------
                                                                                     ANNUALIZED
                            RENTABLE SQUARE            CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO             REVENUES UNDER             EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES           WITH FUTURE STEP-UPS
        ----------         ---------------              ---------------           --------------------

           2000                  21,089               $     1,342,680            $   1,342,680
           2001                 128,591                     7,245,317                7,266,088
           2002                 902,959                    48,000,175               48,128,160
           2003                 191,631                     7,711,787                7,758,379
           2004                  18,275                       986,657                1,033,656
           2005                  55,239                     2,709,497                2,856,372
           2006                  25,440                     1,166,580                1,235,934
           2007                 567,348                    27,112,875               29,249,563
           2008                 116,485                     4,954,471                5,482,147
           2009                  36,802                     2,119,447                2,409,114
        Thereafter              787,379                    35,546,932               43,867,989



     =================================================================================================


================================================================================


                     R&D

                ----------------------------------------------------------------
                                                                 ANNUALIZED
                RENTABLE SQUARE        CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE    FOOTAGE SUBJECT TO  REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES       WITH FUTURE STEP-UPS
 ----------     -----------------     ---------------       --------------------

    2000                  -         $     -              $         -
    2001                  -               -                        -
    2002                  -               -                        -
    2003                  -               -                        -
    2004                  -               -                        -
    2005                  -               -                        -
    2006                  -               -                        -
    2007                  -               -                        -
    2008                  -               -                        -
    2009                  -               -                        -
 Thereafter               -               -                        -



================================================================================


==================================================================================


                    INDUSTRIAL

                    ---------------------------------------------------------------
                                                                   ANNUALIZED
                     RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE      FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
 EXPIRATION          EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------         -----------------     ---------------      --------------------

    2000         $      -               $   -                          -
    2001                -                   -                          -
    2002                -                   -                          -
    2003                -                   -                          -
    2004                -                   -                          -
    2005                -                   -                          -
    2006                -                   -                          -
    2007                -                   -                          -
    2008                -                   -                          -
    2009                -                   -                          -
 Thereafter             -                   -                          -



==================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                LEASE EXPIRATIONS





                            PRINCETON/EAST BRUNSWICK

     ===============================================================================================


                                OFFICE

                       -----------------------------------------------------------------------------

                                                                                     ANNUALIZED
                            RENTABLE SQUARE            CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO             REVENUES UNDER           EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES         WITH FUTURE STEP-UPS
        ----------         ---------------              ---------------         --------------------


           2000                109,381                     $     3,356,576            $   3,356,576
           2001                439,417                          13,032,822               13,174,946
           2002                 30,959                             889,142                  889,142
           2003                129,132                           3,329,693                3,504,265
           2004                404,752                          11,045,589               11,057,143
           2005                144,483                           3,477,173                3,677,131
           2006                 39,462                           1,126,555                1,205,604
           2007                 37,970                           1,209,022                1,221,193
           2008                 15,243                             428,358                  466,465
           2009                 14,515                             404,890                  432,933
        Thereafter             903,313                          22,953,051               26,155,865
     ===============================================================================================


     ===================================================================================


                             R&D

                       --------------------------------------------------------------

                                                                         ANNUALIZED
                        RENTABLE SQUARE        CURRENT ANNUALIZED     REVENUES UNDER
        YEAR OF LEASE   FOOTAGE SUBJECT         REVENUES UNDER       EXPIRING LEASES
        EXPIRATION      EXPIRING LEASES         EXPIRING LEASES     WITH FUTURE STEP-UPS
        ----------      ---------------        -----------------    --------------------


           2000                                     $     -              $         -
           2001                        -                  -                        -
           2002                        -                  -                        -
           2003                        -                  -                        -
           2004                        -                  -                        -
           2005                        -                  -                        -
           2006                        -                  -                        -
           2007                        -                  -                        -
           2008                        -                  -                        -
           2009                        -                  -                        -
        Thereafter                     -                  -                        -
     ===================================================================================


     =======================================================================================


                          INDUSTRIAL

                       -----------------------------------------------------------------

                                                                           ANNUALIZED
                            RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE      FOOTAGE SUBJECT TO     REVENUES UNDER         EXPIRING LEASES
        EXPIRATION          EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        ----------          ---------------      ---------------      --------------------


                       C>
           2000                        -            $      -               $          -
           2001                        -                   -                          -
           2002                        -                   -                          -
           2003                        -                   -                          -
           2004                        -                   -                          -
           2005                        -                   -                          -
           2006                        -                   -                          -
           2007                        -                   -                          -
           2008                        -                   -                          -
           2009                        -                   -                          -
        Thereafter                     -                   -                          -
     =======================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                           IN-SERVICE OTHER PROPERTIES

                                LEASE EXPIRATIONS

         OTHER PROPERTIES (RICHMOND VA, BALTIMORE MD, BUCKS COUNTY, PA)

     ===================================================================================================

                                                       OFFICE

                       -----------------------------------------------------------------------------

                                                                                        ANNUALIZED
                            RENTABLE SQUARE            CURRENT ANNUALIZED             REVENUES UNDER
      YEAR OF LEASE      FOOTAGE SUBJECT TO             REVENUES UNDER                EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES             WITH FUTURE STEP-UPS
        ----------         ---------------              ---------------             --------------------

           2000                  7,444                      $      183,722             $    183,722
           2001                154,633                           3,652,538                3,792,929
           2002                181,679                           4,118,638                4,190,953
           2003                187,845                           3,946,979                4,106,927
           2004                122,194                           2,555,328                2,755,908
           2005                340,430                           7,666,356                8,054,100
           2006                690,934                          17,603,839               19,391,975
           2007                 44,399                           1,717,204                1,771,015
           2008                189,670                           3,136,630                3,943,369
           2009                124,258                           2,060,970                2,737,711
        Thereafter              13,557                             150,908                  150,908

     ===================================================================================================


     ======================================================================================

                                                    R&D

                             --------------------------------------------------------------

                                                                            ANNUALIZED
                               RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
      YEAR OF LEASE          FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
        EXPIRATION             EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
        ----------             ----------------     ---------------    --------------------

           2000                                     $     -              $         -
           2001                        -                  -                        -
           2002                        -                  -                        -
           2003                        -                  -                        -
           2004                        -                  -                        -
           2005                        -                  -                        -
           2006                        -                  -                        -
           2007                        -                  -                        -
           2008                        -                  -                        -
           2009                        -                  -                        -
        Thereafter                     -                  -                        -

     ======================================================================================



     ===================================================================================

                                            INDUSTRIAL

                       - ---------------------------------------------------------------

                                                                         ANNUALIZED
                          RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
      YEAR OF LEASE      FOOTAGE SUBJECT TO     REVENUES UNDER         EXPIRING LEASES
        EXPIRATION        EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        ----------        ---------------     ---------------      --------------------

           2000                   -            $      -               $          -
           2001                   -                   -                          -
           2002             161,000             714,844                    714,844
           2003                   -                   -                          -
           2004                   -                   -                          -
           2005                   -                   -                          -
           2006                   -                   -                          -
           2007                   -                   -                          -
           2008                   -                   -                          -
           2009                   -                   -                          -
        Thereafter                -                   -                          -

     ==================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          LONG WHARF MARRIOTT - BOSTON

==================================================================================================================================
                           SECOND QUARTER     SECOND QUARTER        PERCENT              YTD                YTD         PERCENT
                                2000               1999              CHANGE             2000               1999          CHANGE
                                ----               ----              ------             ----               ----          ------

Occupancy                      93.4%                88.0%             6.1%                90.1%              86.8%       3.8%

 Average Daily Rate      $    262.62          $    246.09             6.7%          $    232.84        $    218.06       6.8%

 REVPAR                  $    245.29          $    216.56            13.3%          $    209.79        $    189.28      10.8%

==================================================================================================================================

                            CAMBRIDGE CENTER MARRIOTT

==================================================================================================================================
                           SECOND QUARTER     SECOND QUARTER        PERCENT              YTD                YTD         PERCENT
                                2000               1999              CHANGE             2000               1999          CHANGE
                                ----               ----              ------             ----               ----          ------

Occupancy                     90.0%               89.5%               0.6%               85.7%             84.1%         1.9%

 Average Daily Rate      $   215.29          $   198.18               8.6%          $   195.57        $   178.81         9.4%

 REVPAR                  $   193.76          $   169.44              14.4%          $   167.60        $   150.38        11.5%
==================================================================================================================================

                            RESIDENCE INN BY MARRIOTT

==================================================================================================================================
                           SECOND QUARTER     SECOND QUARTER        PERCENT              YTD                YTD         PERCENT
                                2000               1999              CHANGE             2000               1999          CHANGE
                                ----               ----              ------             ----               ----          ------

 Occupancy                              92.4%               84.5%         9.3%            90.5%              77.8%        16.3%

  Average Daily Rate           $       183.81      $       153.36        19.9%       $   164.29         $   146.98        11.8%

  REVPAR                       $       169.84      $       129.59        31.1%       $   148.68         $   114.35      $ 30.0%


==================================================================================================================================


                      TOTAL SAME PROPERTY HOTEL PERFORMANCE


==================================================================================================================================
                           SECOND QUARTER     SECOND QUARTER        PERCENT              YTD                YTD         PERCENT
                                2000               1999              CHANGE             2000               1999          CHANGE
                                ----               ----              ------             ----               ----          ------

Occupancy                              91.8%           86.2%             6.5%            88.4%         83.8%            5.5%

 Average Daily Rate           $       226.74       $  207.06             9.5%        $  203.23     $  187.11        $   8.6%

 REVPAR                       $       208.40       $  179.06            16.4%        $  179.73     $   157.66          14.0%

==================================================================================================================================

                                  (1) Only Operational as of 2/01/99

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                            SAME PROPERTY PERFORMANCE

                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES


==================================================================================================================================
                                                 OFFICE        R&D       INDUSTRIAL     HOTEL         GARAGE           TOTAL

   Number of Properties                              67             32            9            3              1              112
   Square feet                               19,675,786      2,072,497      925,726      937,874        332,442       23,944,325
   Percent of in-service properties               86.6%         100.0%       100.0%       100.0%           100%            87.2%
   Occupancy @ 06/30/99                           98.3%          96.4%        90.4%            -             -             97.8%
   Occupancy @ 06/30/00                           99.5%          92.0%        90.3%            -             -             98.5%
   Percent change from 2nd quarter 2000
        over 2nd quarter 1999:
         Revenue                                   5.3%           5.2%         8.7%        11.5%          69.1%             5.8%
         Expense                                   2.6%           4.5%       -13.0%         3.9%          41.2%             2.7%
         Net Operating Income                      6.7%           5.3%        16.9%        12.7%          88.0%             7.3%
==================================================================================================================================

           SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED JUNE 30, 2000

        ====================================================================================================================

                                                                       OFFICE         R&D       INDUSTRIAL       TOTAL
                          Vacant space available @ 4/01/00 (sf)          142,081      124,974       69,099        336,154
                          Square footage of leases expiring or
                             terminated 04/01/00-06/30/00                481,575      182,298      182,064        845,937
                                                                     -----------   ----------   ----------      ----------
                          Total space for lease (sf)                     623,656      307,272      251,163      1,182,091
                                                                     -----------   ----------   ----------      ----------
                          New tenants (sf)                              376,279        9,500            -        385,779
                                                                     -----------   ----------   ----------      ----------
                          Renewals (sf)                                 155,336      131,727      161,000        448,063
                                                                     -----------     --------     --------      --------
                          Total space leased (sf)                       531,615      141,227      161,000        833,842
                                                                     ===========     ========     ========      ========
                          Space available @ 6/30/00                      92,041      166,045       90,163        348,249
                                                                     ===========     ========     ========      ========
                          Net increase (decrease) in leased
                          space (sf)                                      50,040     (41,071)     (21,064)       (12,095)
                          Average lease term (months)                         92           12           24             66
                          2nd generation TI/Comm PSF                  $    14.62     $   0.31    $       -       $   9.37
                          Increase in 2nd generation net rents (1)         26.4%         7.3%            -          22.2%

        ====================================================================================================================


    (1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



            ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED JUNE 30, 2000

================================================================================================================

                                                    OFFICE           R&D         INDUSTRIAL        TOTAL
     Vacant space available @ 4/01/00 (sf)            194,716         124,974         69,099        388,789
     Square footage of leases expiring or
        terminated 4/01/00-6/30/00                    497,712         182,298        182,064        862,074
                                                  ------------   -------------   ------------   ------------
     Total space for lease (sf)                       692,428         307,272        251,163      1,250,863
                                                  ============   =============   ============   ============
     New tenants (sf)                                 389,868           9,500              -        399,368
     Renewals (sf)                                    166,473         131,727        161,000        459,200
                                                  ------------   -------------   ------------   ------------
     Total space leased (sf)                          556,341         141,227        161,000        858,568
                                                  ============   =============   ============   ============
     Space available @ 6/30/00 (sf)                   136,087         166,045         90,163        392,295
                                                  ============   =============   ============   ============
     Net increase/(decrease) in leased space (sf)      58,629        (41,071)       (21,064)        (3,506)
     Average lease term (months)                           90              12             24             65
     2nd generation TI/Comm PSF                      $  14.41         $  0.31         $    -        $  9.39
     Increase in 2nd generation net rents (1)           29.1%            7.3%           0.0%          24.5%
================================================================================================================


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (IN THOUSANDS)

                         HISTORICAL CAPITAL EXPENDITURES

==================================================================================================================================

                                                                                                                        YTD
                                               1995           1996           1997       1998           1999            2000
                                               ----           ----           ----       ----           ----            ----
Recurring capital expenditures              $ 1,618        $ 1,083        $ 1,125       $ 3,543        $ 11,611        $  4,333
                                         ===========    ===========   ============    ==========    ============    ============
Hotel improvements, equipment upgrades      $ 4,420        $ 3,041        $ 2,625       $ 3,872         $ 2,346        $  1,181
                                         ===========    ===========   ============    ==========    ============    ============
   and replacements
==================================================================================================================================





     2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

================================================================================================================



                                                                        1995           1996          1997
                                                                        ----           ----          ----
     Office
            Square feet                                                 768,459        970,072      1,016,427
                                                                     -----------    -----------   ------------
            Tenant improvement and lease commissions p.s.f.             $ 10.66        $ 11.40        $ 10.83
                                                                     -----------    -----------   ------------
     R&D
            Square feet                                                 177,073        337,676        169,878
                                                                     -----------    -----------   ------------
            Tenant improvement and lease commissions p.s.f.             $  6.99        $ 10.45        $  2.22
                                                                     -----------    -----------   ------------
     Industrial
            Square feet                                                 308,388        128,148        258,795
                                                                     -----------    -----------   ------------
            Tenant improvement and lease commissions p.s.f.             $  1.00        $  1.71        $  0.99
                                                                     -----------    -----------   ------------

            Average tenant improvement and lease commission p.s.f.      $  7.77        $ 10.31        $  8.06
                                                                     ===========    ===========   ============

================================================================================================================


===================================================================================================================

                                                                                                       YTD

                                                                       1998           1999            2000
                                                                       ----           ----            ----
     Office
            Square feet                                                648,291       2,115,281       1,940,945
                                                                     ----------    ------------    ------------
            Tenant improvement and lease commissions p.s.f.             $ 9.82         $ 10.60        $  12.96
                                                                     ----------    ------------    ------------
     R&D
            Square feet                                                113,428         167,231         396,657
                                                                     ----------    ------------    ------------
            Tenant improvement and lease commissions p.s.f.             $ 3.32         $  1.94         $  0.57
                                                                     ----------    ------------    ------------
     Industrial
            Square feet                                                320,608         163,962         181,000
                                                                     ----------    ------------    ------------
            Tenant improvement and lease commissions p.s.f.             $ 1.13         $  0.60         $  1.22
                                                                     ----------    ------------    ------------

            Average tenant improvement and lease commission p.s.f.      $ 6.57         $  9.34        $  10.17
                                                                     ==========    ============    ============

===================================================================================================================


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



               VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                               AS OF JUNE 30, 2000

                                  ACQUISITIONS

==================================================================================================


                                                                                    INITIAL
        PROPERTY                         DATE ACQUIRED        SQUARE FEET         INVESTMENT
        --------                         -------------        -----------         ----------
     ACQUISITIONS

     CLASS A OFFICE BUILDINGS
        One and Two Reston Overlook               Jan-00            444,286     $     15,200,000
        504, 506, 508 Carnegie Center             Mar-00            408,163           66,500,000
                                                             ---------------   ------------------
     TOTAL VALUE CREATION PIPELINE -                                852,449     $     81,700,000
                                                             ===============   ==================
        ACQUISITIONS

==================================================================================================


=======================================================================================================

                                             ANTICIPATED
                                                FUTURE               TOTAL              CURRENT
        PROPERTY                              INVESTMENT          INVESTMENT           OCCUPANCY
        --------                              ----------          ----------           ---------
     ACQUISITIONS

     CLASS A OFFICE BUILDINGS
        One and Two Reston Overlook             $        -       $    15,200,000 (1)     100%
        504, 506, 508 Carnegie Center                    -            66,500,000         100%
                                            ---------------    ------------------    --------------
     TOTAL VALUE CREATION PIPELINE -            $        -       $    81,700,000         100%
                                            ===============    ==================    ==============
        ACQUISITIONS

=======================================================================================================





                                  DISPOSITIONS


=================================================================================================

        PROPERTY                         DATE DISPOSED        SQUARE FEET          PROCEEDS
        --------                         -------------        -----------          --------
        140 Kendrick Street (2)                   May-00            381,000      $    15,843,000
        Metropolitan Square (3)                   May-00            582,194           30,870,000
                                                                               ------------------

     TOTAL VALUE CREATION PIPELINE -                                             $    46,713,000
                                                                               ==================
        DISPOSITIONS

=================================================================================================


========================================================================================================
                                                  NET
        PROPERTY                               BOOK VALUE             GAIN
        --------                               ----------             ----
        140 Kendrick Street (2)              $   15,843,000         $          -
        Metropolitan Square (3)                  30,467,000               403,000
                                             ---------------    ------------------

     TOTAL VALUE CREATION PIPELINE -         $   46,310,000         $      403,000
                                             ===============    ==================
        DISPOSITIONS

========================================================================================================



(1) Represents the acquisition of the joint venture partner's 75% interest. Boston Properties now owns 100% of the property.
(2) Represents the disposition of a 75% interest to a joint venture partner. Boston Properties now retains a 25% interest.
(3) Represents the disposition of a 49% interest to a joint venture partner. Boston Properties now retains a 51% interest.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



              6 VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                               AS OF JUNE 30, 2000


================================================================================================================



DEVELOPMENT PROPERTIES                                 INITIAL OCCUPANCY      STABILIZATION DATE      LOCATION
----------------------                                 -----------------      ------------------      --------
CLASS A OFFICE BUILDINGS
    Market Square North (50% ownership)                       Q1 2000              Q4 2000        Washington, DC
    New Dominion Tech Park - Building 1                       Q4 2000              Q4 2000        Herndon, VA
    302 Carnegie Center                                       Q4 2000              Q2 2001        Princeton, NJ
    2600 Tower Oaks Boulevard                                 Q4 2000              Q3 2001        Rockville, MD
    Broad Run Business Park- Building E                       Q1 2001              Q4 2001        Dulles, VA
    140 Kendrick Street (25% ownership)                       Q1 2001              Q1 2001        Needham, MA
    Orbital Sciences Phase II - Building 2                    Q2 2001              Q2 2001        Dulles, VA
    Quorum Office Park                                        Q3 2001              Q4 2001        Chelmsford, MA
    111 Huntington Avenue - Prudential Center                 Q3 2001              Q4 2002        Boston, MA
    5 Times Square                                            Q4 2001              Q2 2002        New York, NY


TOTAL DEVELOPMENT PROPERTIES

============================================================================================================


====================================================================================================================================

                                                                                                     ANTICIPATED         CURRENT
                                                 # OF                           INVESTMENT              TOTAL           PERCENTAGE
DEVELOPMENT PROPERTIES                         BUILDINGS    SQUARE FEET           TO DATE            INVESTMENT           LEASED
----------------------                         ---------    -----------           -------            ----------           ------
CLASS A OFFICE BUILDINGS
    Market Square North (50% ownership)           1              409,843         $  50,656,157        $  61,631,239 (1)         87%
    New Dominion Tech Park - Building 1           1              235,201            29,846,937           48,800,000            100%
    302 Carnegie Center                           1               64,565             8,005,744           12,900,000             23%
    2600 Tower Oaks Boulevard                     1              178,216            12,036,037           38,295,000             53%
    Broad Run Business Park- Building E           1              124,650             1,026,288           15,912,000 (2)          0%
    140 Kendrick Street (25% ownership)           3              381,000            15,597,596           20,214,000            100%
    Orbital Sciences Phase II - Building 2        1              160,502             5,064,802           28,018,000            100%
    Quorum Office Park                            2              259,918             4,079,093           41,351,743            100%
    111 Huntington Avenue - Prudential Center     1              890,000           111,056,004          290,000,000             60%
    5 Times Square                                1            1,099,154           216,025,644          536,100,000            100%
                                               ---------   --------------    ------------------   ------------------    -----------

TOTAL DEVELOPMENT PROPERTIES                      13           3,803,049         $ 453,394,302        $1,093,221,982            82%
                                               =========   ==============    ==================   ==================    ===========
====================================================================================================================================





                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2000


     ========================================================================================================

                                                               PLACED                              # OF
                                                          IN SERVICE DATE        LOCATION        BUILDINGS
                                                          ---------------        --------        ---------

        CLASS A OFFICE BUILDING
            Orbital Sciences Phase I - Building 1 & 3         Q2 2000        Dulles, VA             2
                                                                                                 =========
     ========================================================================================================


     ==============================================================================================================================

                                                                             INVESTMENT              TOTAL           PERCENTAGE
                                                         SQUARE FEET           TO DATE            INVESTMENT          LEASED
                                                         -----------           -------            ----------          ------

        CLASS A OFFICE BUILDING
            Orbital Sciences Phase I - Building 1 & 3          174,832      $  29,687,127        $ 32,000,000           100%
                                                         =============    ==================   ==================    ===========
     ==============================================================================================================================




(1) Represents 50% of the total anticipated project-level investment. Represents the office component.

(2) Represents 25% of the total anticipated project-level investment Net of tenant work paid by the developer until completion that is estimated to be $4.1 million.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2000



                  VALUE CREATION PIPELINE - OWNED LAND PARCELS

                               AS OF JUNE 30, 2000


                               ==========================================================================

                                                               NO. OF                    DEVELOPABLE
                                    LOCATION                  PARCELS        ACREAGE     SQUARE FEET
                                    --------                  -------        -------     -----------

                                    Rockville, MD (1)               6          111.5      1,378,216
                                    Dulles, VA                      2           76.6        936,850
                                    Boston, MA (2)                  4            2.5        839,000
                                    Reston, VA                      2            5.5        775,000
                                    Gaithersburg, MD                2           27.0        600,000
                                    S. San Francisco, CA            2            3.6        376,425
                                    Herndon, VA                     2           25.2        370,200

                                    Waltham, MA                     2           24.0        295,000
                                    Chelmsford, MA                  1           26.0        259,918
                                    Andover, MA                     2           19.9        230,000
                                    Springfield, VA                 3            9.4        130,000
                                                           -----------    -----------    ------------
                                                                   28          331.2      6,190,609
                                                           ===========    ===========    ============

                               ==========================================================================



                            VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

                            AS OF JUNE 30, 2000


                               ==========================================================================

                                                               NO. OF                    DEVELOPABLE
                                    LOCATION                  PARCELS        ACREAGE     SQUARE FEET

                                    Princeton, NJ (3)              14          149.9      1,921,335
                                    New York, NY (4)                1            0.5      1,194,918
                                    San Jose, CA (5)                5            3.7        795,000
                                    Cambridge, MA (6)               1            2.6        165,500
                                                           -----------    -----------    ------------
                                                                   21          156.7      4,076,753
                                                           ===========    ===========    ============

                               ==========================================================================


(1) Includes 254,000 square feet of building on a 7.5 acre parcel under a ground lease to a third party.

(2)      Boston Properties has a 50% ownership interest.

(3)      $20.00/FAR plus an earnout calulation.

(4)      $159.75 million for both leasehold interest and ESAC credits.

(5)      $26.3 million subject to receiving all necessary permits and approvals.

(6) Prior to January 23, 2001 the cost would be $25.02/ SF of land area then $25.92/ SF of land area prior to January 23,2002. Land area is approximately 108,000 SF.



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